Exhibit 10.1

FIFTH AMENDMENT TO

NINTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIFTH AMENDMENT dated as of March 31, 2006 (this “Fifth Amendment”) to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the “Credit Agreement”), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation (“Borrower”), GULF ISLAND, L.L.C., a Louisiana limited liability company (“Gulf Island Subsidiary”), DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc. (“Dolphin”), SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc. (“Southport”), GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company (“MinDOC”), G.M. FABRICATORS, L.P. (formerly NEW VISION L.P.), a Texas limited Partnership (“GM Fabricators”), GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company (“GM GP”), and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company (“GM LP”), as Guarantors, WHITNEY NATIONAL BANK, a national banking association (“Whitney”) and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity (“JPMorgan”) (Whitney and JPMorgan, each a “Lender” and collectively the “Lenders”) and JPMorgan, as Agent and LC Issuer.

WHEREAS, the Borrower has requested that the Lenders to extend the Facility Termination Date under the Credit Agreement and to amend the Credit Agreement to facilitate certain banking services and certain guarantees; and

WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

1. Unless otherwise defined herein, all defined terms used in this Fifth Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

2. The Credit Agreement is hereby amended by inserting the following two definitions, in proper alphabetical order, in Article I (Definitions) of the Credit Agreement:

“Banking Services” means each and any of the following bank services provided to Borrower or any Guarantor by any Lender or Affiliate of a Lender: (i) commercial credit cards; (ii) stored value cards; and (iii) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Service Obligations” means any and all obligations of the Borrower or any Guarantor, whether absolute or contingent and howsoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services, including any guaranty by Borrower of any Banking Service Obligations of any Guarantor.

3. The Credit Agreement is hereby amended by amending and restating the definition of “Obligations” to read in its entirety as follows:

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all Rate Management Obligations and Banking Service Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent, the LC Issuer or any indemnified party arising under the Loan Documents, and of the Borrower to any Lender or any Affiliate of a Lender arising pursuant to any guaranty by Borrower of any Rate Management Obligations or Banking Service Obligations of any Guarantor.

4. The Credit Agreement is hereby amended by amending and restating the definition of “Facility Termination Date” to read in its entirety as follows:

“Facility Termination Date” means December 31, 2008 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

5. Section 6.10 of the Credit Agreement is hereby amended by adding thereto new sections (viii) and (ix) reading as follows:

(viii) Banking Service Obligations of Borrower or any Guarantor.

(ix) Guaranties by Borrower of any Indebtedness of any Guarantor of the type listed in subsections (i), (ii), (iv), (v), (vi), or (vii) above.

6. Section 6.20 of the Credit Agreement is hereby amended by deleting the reference to “Section 6.10(vii)” and replacing it with a reference to “Section 6.10(vi)”.

7. In order to facilitate the provision of Banking Services to any one or more Guarantors, now or hereafter, Borrower does hereby absolutely and unconditionally guarantee as primary obligor and not as surety, in favor of each Lender and the Affiliates of each Lender, the full and punctual payment (whether at stated maturity, upon acceleration, or otherwise, and at all times thereafter) of all Banking Service Obligations of each Guarantor, hereby binding itself in solido with each Guarantor in favor of each Lender and the Affiliates of each Lender. This guaranty is a guaranty of payment and not of collection. The Borrower waives any right to require any Lender to sue any Guarantors obligated for all or any part of the Banking Service Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Banking Service Obligations.

8. Except to the extent its provisions are specifically amended, modified or superseded by this Fifth Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Fifth Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

9. Borrower and each Guarantor acknowledge and agree that this Fifth Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Fifth Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

10. Borrower and each Guarantor that has executed any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

11. This Fifth Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

12. THIS FIFTH AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Fourth Amendment as of the date first above written.

BORROWER:

GULF ISLAND FABRICATION, INC.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, President & CEO

GUARANTORS:

GULF ISLAND, L.L.C.

By:	/s/ William G. Blanchard
William G. Blanchard, President & CEO

DOLPHIN SERVICES, L.L.C.,
successor by merger to Dolphin Services, Inc.

By:	/s/ William J. Fromenthal
William J. Fromenthal, President & CEO

SOUTHPORT, L.L.C.

By:	/s/ Jacques C. Olivier
Jacques C. Olivier, President & CEO

GULF ISLAND MINDOC COMPANY, L.L.C.

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, Manager

G.M. FABRICATORS, L.P.
(formerly NEW VISION, L.P.)

By:	Gulf Marine Fabricators General Partner, L.L.C.

By:	/s/ Kirk J. Meche
Kirk J. Meche, President

GULF MARINE FABRICATORS GENERAL PARTNER, LLC
(Formerly NEW VISION GENERAL PARTNER, L.L.C.)

By:	/s/ Kirk J. Meche
Kirk J. Meche, President

GULF MARINE FABRICATORS LIMITED PARTNER, LLC
(Formerly NEW VISION LIMITED PARTNER, L.L.C.)

By:	/s/ Kerry J. Chauvin
Kerry J. Chauvin, Manager

LENDERS:

JPMORGAN CHASE BANK, N.A.,
Successor by merger to Bank One, NA, Chicago
Individually, as LC Issuer, and as Agent

By:	/s/ Tara T. Narasiman
Tara T. Narasiman, Associate

WHITNEY NATIONAL BANK

By:	/s/ Josh J. Jones
Josh J. Jones, Assistant Vice President